Financial Investors Trust

U.S. Treasury Money Market Fund

U.S. Government Money Market Fund, Classes I and II

Prime Money Market Fund, Classes I and II

SUPPLEMENT DATED OCTOBER 31, 2002
TO THE AUGUST 28, 2002

STATEMENT OF ADDITIONAL INFORMATION

This supplement provides new information beyond that contained in the Statement of Additional Information ("SAI"), and should be read in conjunction with such SAI.

The following table shall be deleted from the section entitled "Interested Trustees and Officers":

Robert Alder, Age 60, 1380 Lawrence Street, Suite 1050 Denver, Colorado 80204	Vice President	Executive Vice President of TEMPEST INVESTMENT COUNSELORS since January 1993.

The following table shall replace the above table:

John Jeffrey Dohse, Age 61, 1380 Lawrence Street, Suite 1050 Denver, Colorado 80204	Vice President	Vice President of TEMPEST INVESTMENT COUNSELORS since July 1983